August 29, 2011

Summary Prospectus

Ready Assets Prime Money Fund

Fund	Ticker Symbol
Ready Assets Prime Money Fund	MRAXX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus (including amendments and supplements) and other information about the Fund, including the Fund's statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 626-1960 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund's prospectus and statement of additional information, both dated August 29, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About Ready Assets Prime Money Fund

Investment Objective

The investment objective of Ready Assets Prime Money Fund (the "Fund") is to seek preservation of capital, liquidity and the highest possible current income consistent with this objective available from investing in a diversified portfolio of short-term money market securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.378%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.177%
Total Annual Fund Operating Expenses	0.68%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847

Principal Investment Strategies of the Fund

The Fund tries to achieve its objective by investing in a diversified portfolio of short-term money market securities. These securities are generally debt securities and other instruments that mature within 13 months. Other than U.S. Government securities and certain U.S. Government agency securities, certain securities issued by U.S. Government sponsored enterprises and instrumentalities and U.S. Treasury obligations, the Fund only invests in money market instruments of issuers with one of the two highest short-term ratings from a nationally recognized statistical rating organization or in unrated instruments that, in the opinion of Fund management, are of similar credit quality. The money market securities in which the Fund may invest include repurchase agreements, reverse repurchase agreements, variable and floating rate obligations, municipal variable rate demand obligations, foreign short-term debt obligations and other short-term obligations, such as mortgage- or asset-backed instruments.

In seeking to achieve the Fund's objective, Fund management varies the kinds of money market securities in the portfolio and the average maturity of the portfolio. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. The Fund's dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

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Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■  Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

■  Foreign Securities Risk — Investing in foreign securities involves some additional risks that can increase the chances that the Fund will lose money. These risks include the possibly higher costs of foreign investing, the possibility of adverse political, economic or other developments, and the often smaller size of foreign markets, which may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

■  Income Risk — Income risk is the risk that the Fund's yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■  Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■  Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

■  Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

■  Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

■  Reverse Repurchase Agreement Risk — Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

■  Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

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■  U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

■  Variable and Floating Rate Instruments Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

■  Variable Rate Demand Obligations Risk — Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Performance Information

The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund's investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund's results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

ANNUAL TOTAL RETURNS
Ready Assets Prime Money Fund
As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 1.34% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.00% (quarter ended June 30, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Ready Assets Prime Money Fund	0.01%	2.40%	2.13%

To obtain the Fund's current 7-day yield, call (800) 626-1960.

Investment Manager

The Fund's investment manager is BlackRock Advisors, LLC.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through Financial Data Services, Inc. (the "Transfer Agent"), you should contact the Transfer Agent by phone at (800) 221-7210. The initial and subsequent minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Minimum Initial Investment	$5,000 for all accounts except: • $300 for accounts advised by banks and registered investment advisers. • $100 for retirement plans.

Minimum Additional Investment	$1,000 for all accounts except: • $100 for accounts advised by banks and registered investment advisers. • $1 for retirement plans.

Tax Information

The Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. The Fund anticipates that most of its distributions will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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The Fund's prospectus and statement of additional information, both dated August 29, 2011, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-02556
© BlackRock Advisors, LLC
SPRO-RAPM-0811